Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending November 30, 2005

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)                                                the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	3,179,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	4,950,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
$8,129,000

12.04 (b)                                                the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$200,372
A-2AR Notes	220,282
A-3AR Notes	172,222
B-1AR Notes	43,556
A-1L Notes	768,692
A-4AR Notes	100,302
A-5AR Notes	186,200
B-2AR Notes	23,962
A-2L Notes	1,363,992
A-3L Notes	2,351,925
A-6AR Notes	321,489
B-3AR Notes	83,576
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	104,533
$5,941,103

12.04 (c)                                                the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)                                                the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$1,232,301,323

12.04 (e)                                                the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	72,250,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	73,237,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	133,100,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
$1,465,037,000

12.04 (f)                                                  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.210%
A-2AR Notes	4.080%
A-3AR Notes	4.000%
B-1AR Notes	4.140%
A-1L Notes	4.494%
A-4AR Notes	4.095%
A-5AR Notes	4.070%
B-2AR Notes	4.200%
A-2L Notes	4.424%
A-3L Notes	4.474%
A-6AR Notes	4.050%
B-3AR Notes	4.240%
A-4L Notes	4.424%
A-5L Notes	4.558%
A-6L Notes	4.618%
B-4AR Notes	4.290%

12.04 (g)                                       the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	109,952

12.04 (h)                                       the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	87,869
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)                                          the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$9,934,385	2,486,131	12,420,517

Of the total amount recovered above, $1,726,865.88 was in-transit as of 11-30-05, and was received in early December.

12.04 (j)                                          the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$11,048,745	—

Acquisition Fund:

12.04 (k)         the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$463,240
Total	$463,240

12.04 (l)              the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$469,745,156

12.04 (m)            the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)                                               the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)                                                the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	458	$14,159,902
31 - 60 days	920	30,650,923
61 - 90 days	426	14,857,705
91 - 120 days	181	6,461,368
Over 120 days	307	10,591,144
Claims filed	32	1,141,448
	2,324	$77,862,490

* One subservicer does not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)                                                the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$19,323,585	$106,266	$19,429,851
Reserve Fund	11,048,745	37,361	11,086,106
Acquisition Fund	155,087,450	549,782	155,637,232
Redemption Fund	7,750,000	1,563	7,751,563
Student Loan Receivable	1,232,301,323	10,712,056	1,243,013,379
Total	$1,425,511,103	$11,407,028	$1,436,918,131

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$3,795	$32,453,795
A-2AR Notes	72,250,000	180,143	72,430,143
A-3AR Notes	50,000,000	111,111	50,111,111
B-1AR Notes	14,000,000	35,420	14,035,420
A-1L Notes	73,237,000	45,710	73,282,710
A-4AR Notes	32,000,000	32,760	32,032,760
A-5AR Notes	60,000,000	108,533	60,108,533
B-2AR Notes	8,000,000	8,400	8,008,400
A-2L Notes	133,100,000	81,778	133,181,778
A-3L Notes	235,000,000	146,018	235,146,018
A-6AR Notes	100,000,000	—	100,000,000
B-3AR Notes	25,000,000	20,611	25,020,611
A-4L Notes	182,000,000	626,206	182,626,206
A-5L Notes	171,000,000	606,148	171,606,148
A-6L Notes	245,000,000	879,890	245,879,890
B-4AR Notes	32,000,000	3,813	32,003,813
	$1,465,037,000	$2,890,337	$1,467,927,337

12.04 (q)                                                the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	3,377	148,423,436	12.04%
Financed Student Loans in deferment	5,757	223,968,830	18.17%